Exhibit 99.2
Oil Services Conference

This presentation contains certain statements that may be deemed to be "forward- looking statements" within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These include statements that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, general industry conditions, future results of the Company's operations, capital expenditures, asset sales, expansion and growth opportunities, financing activities, debt repayment and other such matters. Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the "Risk Factors" section of the prospectus supplement and accompanying prospectuses relating to this offering, as well as any other cautionary language in the aforementioned documents, provide examples of risks, uncertainties and events that may cause the Company's actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement. Forward Looking Statements

Overview

Management Representatives David Sharp Chief Executive Officer Ronald Mogel Chief Financial Officer

Investment Highlights High Commodity Prices and Strong Sector Fundamentals Hurricane Damage Increases Repair Work Geographically Focused on Attractive Markets Leading Position in the Gulf of Mexico Market Management Averages 26 Years of Experience Record Recent Results Strong Balance Sheet

Horizon Offshore Pipe installation Pipebury, hook-up and commissioning Production platform installation Production platform salvage We are a publicly traded marine construction company Four pipelay / pipebury vessels Two derrick barges One dedicated pipebury barge One combination derrick / pipelay barge One Newly acquired diving support / pipelay vessel U. S. Gulf of Mexico Northeast USA Mexico Latin America West Africa Southeast Asia Mediterranean

Business Strategy Measure assumed risk Effective contract negotiation Improved margins and liquidity Expand the range of services Recent purchase of the Texas Horizon Strong market presence Developed customer base Robust market conditions Personnel retention Asset utilization Efficient production and construction methods Attractive international opportunities Strategic acquisitions Increase Operating Capabilities of Our Fleet Reduce and Manage Risk Maintain Gulf of Mexico Focus Deliver Superior Execution Capitalize on Select Opportunities

Geographic Positioning Our assets move between domestic and international waters depending on market conditions North America / Gulf of Mexico 55% of '05 Sales Offshore Mexico / Latin America 10% of '05 Sales West Africa 24% of '05 Sales Southeast Asia / Mediterranean 11% of '05 Sales 2005 Revenue: $325 million 2006E Revenue: $538 million Note: 2006 estimated revenues based on mid-point of publicly-released guidance.

Pipelay Services We utilize "S-lay" technology in our pipelay operations. Tug boats and anchor systems provide forward movement for the pipelay barges. Stinger Pipe Touchdown Point

Pipebury Services We utilize towed jet sleds to bury pipeline below the sea floor Jetting / Trenching Sled Sled Hoist Cables Pipeline Tow Chain

Fleet Overview - Pipelay and Pipebury Services Operations MMS requirements for burial in shallow water Damaging hurricanes increase demand for burial Insurance costs rising potentially creating further need for burials American Horizon Brazos Horizon Canyon Horizon (burial only) Lone Star Horizon Pecos Horizon

Fleet Overview - Derrick Lift Services Atlantic Horizon Pacific Horizon Operations Installation, removal and salvage of fixed offshore platforms Cranes lift and place platforms

Fleet Overview - Diving Support and Combination Diving Support Services Acquired Texas Horizon in February 2006 (right) Diving and remotely operated vessel support Combination Pipelay / Burial Via the Sea Horizon (left) 1,200-ton lift capacity 36" pipeline capacity "Flagship Vessel"

Fleet Overview - Diving Support and Combination Diving Support Services Acquired Texas Horizon in February 2006 (right) Diving and remotely operated vessel support

Our Markets

Worldwide Demand for Offshore Drilling Rigs ___________________________ Source: ODS PetroData The increased demand for offshore drilling rigs will be a primary driver of new worldwide offshore construction demand Increased Offshore Construction Activity Active Rigs

U.S. Gulf of Mexico Strong Industry Fundamentals We are a market leader in the Gulf of Mexico region High newbuild cost Long construction periods Undersupply = improving margins Effect of Katrina and Rita Significant damage to infrastructure Ongoing Ivan repairs Aging platforms Record demand Historically our stablest market Shorter projects Escalating margins Heavy lease bidding Strong commodity prices Shallow water investment Near-term lease expiration Investment in the Gulf of Mexico projected to remain robust for foreseeable future, aided by existing planned capex and hurricane repair work High Barriers to Entry Robust E&P Investment Growing Market Hurricane Damage

Competitive Landscape - Gulf of Mexico

Gulf of Mexico Lease Activity ___________________________ Source: ODS PetroData and the U.S. Department of the Interior. (1) First bid round of 2006 is annualized for illustrative purposes. The Western Gulf Sale 200 will be held in August 2006. Lease bidding has historically been a strong leading indicator of drilling demand; 2006's first bidding session garnered nearly $590 million in high bids Rigs High Lease Bids ($ mm) (1)

Gulf of Mexico Construction Activity ___________________________ Source: ODS PetroData. (1) Indicates miles installed year-to-date and known-planned miles to be installed. Pipeline installations have historically followed offshore rig activity Rigs Miles of Pipelines (1) Drop in 2005 and 2006 due to pipeline repair

As a result of Katrina and Rita, 113 offshore platforms were destroyed and 457 pipelines damaged. Gulf of Mexico Hurricane Hurricane force winds - Rita Hurricane force winds - Katrina Storm track for the eye of Rita Storm track for the eye of Katrina Storm track for the eye of Ivan Hurricane force winds - Ivan Platforms

Offshore Mexico / Latin America We are well positioned to capitalize on our relationship with PEMEX 2nd highest area of proven oil reserves world-wide Longer duration projects Longer lead times Higher visibility PEMEX awarded us significant contracts in June 2005 and February 2006 Increased with a change order to June contract PEMEX is key variable in the region Mexico is a net importer of natural gas and PEMEX is increasing capex Experience in Ecuador, Venezuela and Colombia Short Mobilization From Operation Base in Texas PEMEX Capex Revenues Industrials Trend Fourth Fifth Sixth Seventh Eighth 1998 5.1 1100 233 3961 2876 1297 466 267 1999 5.5 1100 269 3691 2876 1027 1333 303 2000 7.5 2001 6.9 2002 7.8 2003 10.1 2004 10.9 2005E 10.8 2006E 13.1

West Africa & Southeast Asia / Mediterranean Growing Exploratory Region We are able to partially offset the seasonality of the Gulf of Mexico markets by remobilizing our vessels into other key operating areas Seasonal Hedge Longer lead times Increased visibility Large shallow water reserves Shift from flaring to piping West Africa Gas Pipeline Israel Electric Corporation Continued development in West Africa and SE Asia / Mediterranean can provide a seasonal hedge for our vessels Shift to natural gas Shift from flaring to piping Strong growth potential Strategic Rationale Recent Significant Contracts Offshore Nigeria Market Southeast Asia Market

Customer Relationships Key Customers Anglo Suisse

Financial Overview

Capitalization 3/31/2006 6/30/2006 Actual Actual Cash and cash equivalents $22.4 $57.1 Total debt, including current maturities: (1) Senior secured term loans 76.5 68.8 Subordinated notes 13.1 13.4 Other long-term debt 51.5 49.5 Total Debt $141.1 $131.7 Total Stockholder's Equity $201.0 $258.8 Total Book Capitalization $342.1 $390.5 Credit Statistics Debt / Book Capitalization 41.3% 33.7% Net Debt / Net Book Capitalization 37.1% 22.4% Net Debt / LTM Adjusted EBITDA 1.3x 0.7x Net Debt / 2006E Adjusted EBITDA 0.8x 0.6x (1) We have revolver availability of $30 million.

Financial Overview Adjusted EBITDA Revenue 1999 89.015 2000 160.532 2001 272.208 2002 283.41 2003 270.313 2004 254.209 2005 325.044 LTM 504.1 2006E 537.5 EBITDA 2000 24.498 2001 33.117 2002 21.667 2003 -28.71 2004 17.672 2005 50.696 LTM 103.9 2006E 124.6 We are poised to continue our growth in revenues and adjusted EBITDA ___________________________ Note: adjusted EBITDA includes a write-down of receivables of (2003-$33.1 MM and 2006 18.5 MM) related to a dispute with PEMEX.

2006E Guidance Summary Financial Data We project record results in 2006 We provided updated record guidance on June 12, 2006 - Re-affirmed full year guidance and adjusted 2Q revenues Gulf of Mexico demand will continue to remain strong ^ Results in higher day rates and utilization ? Favorable contracts with PEMEX ($ in millions) 3Q 2006 Guidance 2006 Guidance Financial Metric 2005 1Q 2006 Low End High End Low End High End Revenues $325.1 $129.9 $130.0 - $140.0 $520.0 - $550.0 EBITDA 50.7 38.5 35.0 - 40.0 117.1 - 132.1 Diluted Earnings Per Share ($0.64) $0.51 $0.53 - $0.68 $1.85 - $2.17 2Q 2006 $156.9 20.8 $0.55 (1) Includes a write off of 18.5m (.38/share) in respect of Pemex receivable due to unfavorable decision in arbitration. (1) (1) (1) (1) (1) (1)

Horizon Utilization and Guidance In order to meet our mid-point of guidance, our vessels must achieve utilization for the year of varying levels Booked / Identified Prospective Available Canyon Horizon 0.920000000131482 0.08000000131482 0.94 American Horizon 0.76 0.24 0.27 Brazos Horizon 0.920000000131482 8.00000000131482E-02 0.22 Pecos Horizon 0.750000000131482 0.25 0.21 Lonestar Horizon 0.980000000131482 0.02 0.12 Pacific Horizon 0.880000000131482 0.12 0.11 Atlantic Horizon 1.00000000002629 0 0.31 Sea Horizon 0.96000002 0.04 0.12 Texas Horizon 1 0 0 Activity in Guidance (1) ___________________________ 1. Our vessels have varying days available due to scheduled dry docks and days early in 2006 when the respective vessels were idle. % Utilized

Investment Highlights High Commodity Prices and Strong Sector Fundamentals Hurricane Damage Increases Repair Work Geographically Focused on Attractive Markets Leading Position in the Gulf of Mexico Market Management Averages 26 Years of Experience Record Recent Results Strong Balance Sheet